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                                                                    EXHIBIT 23.3




                     [LETTERHEAD OF KPMG Peat Marwick LLP]




                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors
Packers Management Company, Inc.:

We consent to the use of our report dated January 17, 1997 included herein and to the reference to our firm under the heading "EXPERTS" in the proxy statement-prospectus.



                                                   /s/ /s/ KPMG Peat Marwick LLP


Omaha, Nebraska
October 16, 1997